Chanticleer Holdings Completes Acquisition of Hooters Pacific Northwest Franchise

Company Also Completes Acquisition of Spoon Bar & Kitchen

CHARLOTTE, NC -- 02/03/14 -- Chanticleer Holdings, Inc. (NASDAQ: HOTR) (Chanticleer Holdings, or the "Company"), a minority holder in the privately held parent company of the Hooters® brand Hooters Of America, and a franchisee of international Hooters restaurants, has announced that it has completed the acquisition of Hooters’ U.S. Pacific Northwest franchise rights and two existing restaurants in Oregon and Washington.

Chanticleer has acquired 100% of the shares of Tacoma Wings, LLC and Hooters of Oregon Partners, LLC, owners and operators of the two locations in Portland, OR and Tacoma, WA. All leasehold and current franchise rights to the Hooters locations in Oregon and Washington have been transferred to the Company and Management is evaluating locations around the Portland and Seattle areas for future restaurant openings.

In addition, Chanticleer also completed its acquisition of Chef John Tesar’s fine dining seafood restaurant, Spoon Bar & Kitchen, located in Dallas, TX, acquiring 100% of the shares of Dallas Spoon, LLC and Dallas Spoon Beverage, LLC. The Company intends to expand the Spoon brand taking its healthier seafood menu into a new, fast-casual dining concept.

Mike Pruitt, Chairman and Chief Executive Officer, commented, “We are starting off the new year successfully completing both of these acquisitions and more importantly adding three operating restaurants to our portfolio. The Pacific Northwest provides strategic opportunities to expand the footprint of our brands.”

For more information on the transactions, please refer to Chanticleer Holdings’ filings at www.sec.gov.

About Chanticleer Holdings, Inc

Headquartered in a Charlotte, NC, Chanticleer Holdings (HOTR), together with its subsidiaries, owns and operates restaurant brands in the United States and internationally. The Company is a franchisee owner of Hooters® restaurants in international markets including England, South Africa, Hungary, and Brazil and has joint ventured with the current Hooters franchisee in Australia and domestically in Oregon and Washington. Chanticleer is evaluating several additional international opportunities. The Company also owns and operates American Roadside Burgers and owns a majority interest in Just Fresh restaurants in the U.S.

For further information, please visit www.chanticleerholdings.com

Facebook: www.Facebook.com/ChanticleerHOTR

Twitter: http://Twitter.com/ChanticleerHOTR

Google+: https://plus.google.com/u/1/b/118048474114244335161/118048474114244335161/posts

Forward-Looking Statements:

Any statements that are not historical facts contained in this release are "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of global economic conditions, the performance of management and our employees, our ability to obtain financing or required licenses, competition, general economic conditions and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. The forward-looking statements contained in this press release speak only as of the date the statements were made, and the companies do not undertake any obligation to update forward-looking statements. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

Press Information:

Chanticleer Holdings, Inc.
Investor Relations
Phone: 704.366.5122
ir@chanticleerholdings.com